UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code:    202-261-7941

Date of fiscal year end:    October 31, 2012

Date of reporting period:    April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2012 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Managed Distribution Plan (MDP)

The Board of Directors of the Fund has authorized quarterly distributions under the MDP at an annual rate of 10% of the Fund’s net asset value (“NAV”) per share recorded on the last business day of the previous calendar year. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors

Emilio Carrillo Gamboa—Chairman

Jonathan Davis Arzac

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers

José Luis Gómez Pimienta—President and Chief Executive Officer

Alberto Osorio—Senior Vice President, Treasurer and Chief Financial Officer

Eduardo Solano—Investor Relations Vice President

Alberto Gómez Pimienta—Operations Vice President

Carlos H. Woodworth—Chief Compliance Officer

Samuel García-Cuéllar—Secretary

Sander M. Bieber—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

2012 Semi Annual Report

April 30, 2012

Highlights

•

The Fund’s first half of fiscal year 2012 ended on April 30, 2012. The Mexican economy has registered positive growth rates since the first quarter of calendar 2010. The Mexican gross domestic product (GDP) increased 3.9% during 2011 and 4.6% during the first quarter of calendar 2012, compared with the same periods of the previous years.

•

Despite the risk aversion of investors around the globe due to the debt crisis in Europe, the Mexican Stock Exchange (“Bolsa”) and the Fund both registered positive performance during this six-month period. The Fund’s market price registered a total return[1] of 10.82%, while the Fund’s NAV per share registered a total return[1] of 12.96%. These returns registered by the Fund compare with returns of 11.02% and 11.97% registered by the Morgan Stanley Capital International (MSCI) Mexico Index and the Bolsa IPC Index, respectively.

•

Despite the challenging global economic environment, the Board has ratified the continuation of the Fund’s Managed Distribution Plan (“MDP”) during fiscal 2012 at the annual rate of 10% of NAV per share recorded on December 30, 2011. The Fund has declared the second distribution of fiscal 2012 to be paid on July 26, 2012 and the Board expects to pay two additional distributions corresponding to fiscal 2012 in October 2012 and January 2013.

•

As of April 30, 2012, the Fund’s market price and NAV per share were $24.58 and $27.10, respectively, reflecting a discount of 9.29%, compared with 7.25% at the end of fiscal 2011. During the first half of fiscal 2012, the average discount was 8.31%.

[1]

Performance figures for the Fund take into account the reinvestment of distributions; however, performance figures for the Morgan Stanley Capital International (MSCI) Mexico Index and the Bolsa IPC Index do not.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2012 Semi Annual Report for the period ended April 30, 2012. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic and Political Environment

International equity markets continue to be affected by the uncertainty resulting from the fiscal and solvency problems in some members of the Eurozone such as Greece, Portugal and Spain. However, Mexico’s solid macroeconomic framework has resulted in greater resilience than some other economies and investors continue demanding Mexican equity securities. Mexico has healthy public sector finances, with a modest fiscal deficit that during calendar 2011 was equivalent to 2.5% of GDP and that is expected by analysts to remain unchanged during 2012. GDP registered positive growth rates of 5.4% and 3.9% during 2010 and 2011, respectively. Mexican exports and imports increased 17.2% and 16.4%, respectively, during 2011 and the trade balance registered a deficit of $1.2 billion during the same period, 61.3% lower than during 2010. In addition, Mexico’s economic resilience continues to attract direct foreign investment and investors remain confident about the domestic bond market. Analysts surveyed by the Mexican Central Bank at the end of April 2012 estimate that the GDP will grow 3.6% and 3.5%, during 2012 and 2013, respectively, over the prior calendar year.

The Mexican Central Bank has maintained domestic reference interest rates at 4.50% since July 17, 2009 and the yield paid by 28-day Cetes (Treasury Bills) decreased from 4.37% at the end of fiscal 2011 to 4.30% at the end of April 2012. The Mexican government continues to auction 30-year bonds, denominated in local currency, once every six weeks, which paid a yield of 7.67% at the beginning of March 2012, while 10-year bonds paid a yield of 6.22%. Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad versus US Treasury bonds, decreased from 190 basis points at the end of fiscal 2011 to 158 basis points at the end of April 2012. Mexico’s country risk of 158 basis points is among the lowest of Latin American countries, slightly above Colombia and Chile, which are at 152 and 156 basis points, respectively, and lower than the country risk of each of Brazil and Argentina, at 188 and 962 basis points, respectively. Analysts estimate that the Mexican Central Bank will leave unchanged reference interest rates at least until the first half of 2013 and project that the rate of 28-day Cetes will be 4.43% at the end of 2012 and that it will gradually increase to 4.75% at the end of 2013.

Despite the risk aversion from international investors to emerging markets, the Mexican currency strengthened during the first half of fiscal 2012. The exchange rate of the peso against the US dollar decreased from Ps. 13.3517 per dollar at the end of October 2011 to Ps. 13.0127 per dollar at the end of April 2012. This revaluation was the result of the flow of foreign investment to debt instruments, (due to the attractive spread between US and Mexican interest rates), remittances from Mexican citizens living abroad, direct foreign investment and high levels

The Mexico Fund, Inc.

of international oil prices. While analysts surveyed by the Central Bank at the end of April 2012 estimated that the exchange rate would be Ps. 12.88 and Ps. 12.86 at the end of 2012 and 2013, respectively, events occurring in May 2012 have not borne this out, as discussed in the section of this Report entitled “Post-Period Developments.”

Inflation in Mexico remains under control. For the year ended April 30, 2012, Mexico’s inflation rate was 3.41%, and analysts are confident that the Central Bank will continue obtaining positive results in controlling inflation and estimate that it will be around 3.68% and 3.70% at the end of calendar 2012 and 2013, respectively. The Mexican Central Bank continues implementing a policy to accumulate international reserves. A total of $28.9 billion in international reserves was accumulated during calendar 2011 and another $11.8 billion during the first four months of calendar 2012, for a total amount of $154.3 billion of international reserves at the end of April 2012 which, when added to $72.0 billion in credit lines from the International Monetary Fund, result in $226.3 billion of resources that provide the Central Bank with additional flexibility in overseeing monetary policy These resources are important to Mexico particularly in light of the challenging economic and financial environment globally. Mexico’s current account deficit continued to be modest, as it registered a level of $8.8 billion during 2011, equivalent to 0.8% of GDP. During calendar 2011, Mexico’s foreign direct investment increased 9.6% to $19.4 billion. Analysts estimate that due to the difficult global economic environment and uncertainty regarding the Federal elections in Mexico (discussed below in this report), foreign direct investment will remain unchanged during calendar 2012.

Mexico will hold Presidential and Congressional elections on July 1, 2012 and there will also be elections for the governors of seven Mexican states. The poll conducted by Consulta Mitofsky on June 12, 2012 shows three top candidates for President: in first place is Enrique Peña Nieto, the candidate of the alliance between the centrist Partido Revolucionario Institucional (PRI) and the Partido Verde, who has 37.2% of voters’ preferences. He is followed by Andrés Manuel López Obrador, who is running for President for a second time (the first was in 2006) from the alliance between the leftist party the Partido de la Revolución Democrática (PRD) and two other political parties. Mr. López Obrador is in second place with 25.1% of voters’ preferences. In third place is Josefina Vázquez Mota from the centrist-right Partido Accion Nacional (PAN). Mrs. Vázquez Mota is the first woman to run for President in a major political party, and she has 21.0% of voters’ preferences. Finally, according to the poll, 15.2% of the electorate remains undecided and those voters can bring about a closer race or could change the relative positions of candidates depending on their voting preferences. The winner of the Presidential elections will take power on December 1, 2012. With respect to the Congressional elections, the alliance led by the PRI is expected to win both chambers of Congress.

Security Situation in Mexico

The Fund’s Board of Directors and the Investment Adviser recognize that investors may be concerned about the security situation in Mexico and the possibility that government expenditures required to combat the

The Mexico Fund, Inc.

violence may divert resources away from other productive uses, such as economic development and related initiatives. However, Fund management believes that Mexico’s prevailing stable economic environment, as well as the generally positive performance of Mexican listed companies and financial markets, are indicators that investors in Mexico have decoupled the security situation from their investment decisions, and that with the exception of the impact in a few tourist destinations, the security situation has not significantly affected the Mexican economy and financial markets. The Fund and most Mexican public companies continue obtaining positive results, as discussed in the following section.

Management Discussion of Fund’s Performance and Portfolio Strategy

The Fund’s investment strategy and actions to reduce the discount have shown success, and the Fund outperformed the most representative indices of the Mexican equity market during the period covered by this report. During the first half of fiscal 2012, the MSCI Mexico Index and the Bolsa IPC Index registered returns of 11.02% and 11.97%, respectively, while the Fund’s market price and NAV registered returns1 of 10.82% and 12.96%, respectively. During this six-month period, the Adviser increased the Fund’s exposure to defensive issuers that may benefit from the recovery of the domestic market with low debt levels, such as companies dedicated to food, beverages and consumer products. The resources for these investments came from reduced exposure to companies more closely linked to the external sector and/or with high debt levels, such as cyclical companies, financial firms and infrastructure issuers.

The following table shows the top five contributors to the outperformance of the Fund’s NAV relative to the Bolsa IPC Index during the first half of fiscal 2012. The table is sorted according to the relative contribution of these issuers to the Fund’s outperformance, and shows their market price returns during such period. The Fund maintained an overweight exposure to Asur, Liverpool, Grupo Carso and Banregio Grupo Financiero, issuers with positive returns, and no exposure to Elektra whose market price decreased significantly during this period.

[1]

Performance figures for the Fund take into account the reinvestment of distributions; however, performance figures for the Morgan Stanley Capital International (MSCI) Mexico Index and the Bolsa IPC Index do not.

The Mexico Fund, Inc.

Top Five Contributors to Relative Performance

Issuer	Industry	Return	Relative Contribution to Fund Performance
Elektra	Retail	-19.1%	0.72%
Asur	Airport Operator	42.1%	0.60%
El Puerto de Liverpool	Retail	16.7%	0.43%
Grupo Carso	Conglomerate	29.7%	0.38%
Banregio Grupo Financiero	Financial	29.4%	0.30%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the Bolsa IPC Index during the first half of fiscal 2012 and shows their respective market price returns during such period. The Fund maintained an underexposure to América Móvil, Cemex, Grupo Financiero Banorte and Grupo México and had an overexposure to Nextel International Holdings.

Top Five Detractors from Relative Performance

Issuer	Industry	Return	Relative Detraction from Fund Performance
América Móvil	Telecommunications	5.3%	-0.68%
Nextel International Holdings	Telecommunications	-40.5%	-0.49%
Cemex	Cement	66.3%	-0.42%
Grupo Financiero Banorte	Financial	42.7%	-0.39%
Grupo México	Mining	13.7%	-0.34%

As of April 30, 2012, the Fund had total net assets of $362.15 million. The composite volume of Fund shares traded on all US consolidated markets during the first half of fiscal 2012 was 4,077,655 million shares, compared with 13,362,856 million shares outstanding at the end of the period.

The Mexico Fund, Inc.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets, as of April 30, 2012. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

Percentage of Net Assets,

April 30, 2012

Mexican listed companies continued to perform better than the rest of the Mexican economy. During calendar 2011, sales of listed companies increased 15.6%, EBITDA2 increased 12.1% and operating profit increased 14.6%. However, due to the negative effects of high prices of raw materials and a weaker peso during such period, net income decreased 1.6%. The average price-to-earnings ratio (PER) of the market at the end of April 2012 was 20.8 times, while the price-to-book value ratio was 3.0 times3. The market capitalization of the Bolsa at the end of April 2012 amounted to $505.2 billion.

The Adviser believes that the recovery of the Mexican economy will continue to bring about attractive investment opportunities in selected issuers. However, we will continue to be prudent and look for companies with reduced or selected exposure to the external sector, strong balance sheets with low debt levels, positive free cash flows, strong corporate governance policies, attractive growth potential and proven business models.

[2]	EBITDA refers to earnings before interest, taxes, depreciation and amortization.
[3]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

The Mexico Fund, Inc.

Post-Period Developments

After the end of this fiscal period, during May 2012, solvency concerns in the Euro zone and the political crisis in Greece had a more significant impact on equity markets around the globe, including Mexico. During this period, the Bolsa IPC Index and the MSCI Mexico Index declined 13.12% and 12.41% respectively. The Fund’s market price and NAV also declined, although less than the indices, with decreases of 10.21% and 10.48%, respectively during the month of May. As the Mexican peso has recently been experiencing high liquidity relative to other currencies, selling pressure on the peso has caused its value to fluctuate in response to market volatility. During the month of May, the Mexican peso experienced a 9.5% devaluation against the US dollar, as the exchange rate increased from Ps. 13.0127 per dollar to Ps. 14.3755 per dollar.

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 7, 2012 at 9:30 a.m. Central Time at the Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027. Stockholders re-elected Jaime Serra Puche and Marc J. Shapiro as Directors of the Fund. A total of 11,434,365 Fund shares were represented at the meeting, constituting a quorum of 85.57%. The results of the Annual Meeting were as follows:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Jaime Serra Puche	10,280,753	89.91	76.94	1,153,612	10.09	8.63
Marc J. Shapiro	11,159,883	97.60	83.51	274,482	2.40	2.05

Discount Reduction Efforts

The Fund continues to maintain and implement the following strategies as part of its ongoing discount reduction efforts:

i)	Under the Fund’s MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. See details below.

ii)	The Fund has in place an open market share repurchase policy. See details below.

iii)	In an effort to provide investors with more timely information about the Fund’s assets, since March 2010, the Fund has been publishing, during the first five business days of each month, its portfolio of investments as part of its Monthly Summary Report, which is filed with the SEC on Form 8K and is also available at the Fund’s website. Please see the section captioned “Investors Relations; Reports to Stockholders” below for more information.

The Mexico Fund, Inc.

The discount between the Fund’s market price and NAV at the end of April 2012 was 9.29%, compared with 7.25% at the end of fiscal 2011. The following chart shows how the discount has declined since the implementation of the MDP in 2008:

Declaration of Distributions Under MDP

Under the MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. The Fund has maintained this rate of distributions since May 2009 and all distributions paid since then were composed of net investment income and long-term realized capital gains. The Board has ratified the continuation of the Fund’s MDP during fiscal 2012 at the same annual rate of 10%, with distributions to be based on the Fund’s NAV per share as of December 30, 2011. In making this determination, the Board considered all of the relevant facts and circumstances, including both the challenging global economic environment and the value to stockholders of steady cash distributions.

Pursuant to the MDP, the Board of Directors has declared a dividend distribution of $0.5960 per share, payable in cash on July 26, 2012 to stockholders of record on July 19, 2012.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares

The Mexico Fund, Inc.

trade at a price which is at a discount of at least 10% to NAV. During the first half of fiscal 2012 the discount did not exceed 10% and therefore the Fund did not repurchase Fund shares in open market transactions.

Mandatory Cost Basis Reporting

As of January 1, 2012, U.S. federal law requires that investment companies report certain cost basis information to shareholders of record. For further information (including instructions on how to select a cost basis calculation method other than the “default” method chosen by the Fund), please see the box entitled “Cost Basis Information” on page 18 of this Semi Annual Report.

***

We are confident that despite the difficult global economic environment, the solid situation of the Mexican economy will continue to result in attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

José Luis Gómez Pimienta	Emilio Carrillo Gamboa
President	Chairman of the Board

June 25, 2012

The Mexico Fund, Inc.

General Information

Renewal of Investment Advisory and Management Agreement

On March 7, 2012, the Board of the Fund, including all independent Directors, approved the continuation of the Investment Advisory and Management Agreement (“Agreement”) with Impulsora del Fondo México, SC (“Impulsora”) based on its consideration of various factors, including (1) the nature, extent and quality of services provided by Impulsora to the Fund; (2) the investment performance of the Fund; (3) the costs and services provided (including a comparison of such costs to other comparable funds) and profits to be realized by Impulsora from its relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to Impulsora from its relationship with the Fund (and any corresponding benefit to the Fund). In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of the continuation of the Agreement. The Board also evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the end of January 2012, as well as the Fund’s current advisory fee rate, which is below both the median and average for regional closed-end funds followed by Lipper, Inc. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of advisory services provided under the Agreement during the past year. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by Impulsora concerning the management of the Fund and Impulsora’s role in coordinating providers of other services to the Fund. The Board further noted that Impulsora provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly

The Mexico Fund, Inc.

and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered financial information regarding Impulsora, including Impulsora’s operating results during the last three years and efforts made by Impulsora to reduce its operating expenses. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that Impulsora provides to the Fund under the Agreement.

The investment performance of the Fund. The Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the Bolsa IPC Index (“IPC”) and the Morgan Stanley Capital International Mexico Index (“MSCI”), as well as comparable funds. The Board was provided with a description of the rationale for the use of a performance matrix rather than a single benchmark to evaluate Fund performance, a practice that has been used with respect to the Fund’s performance since 2002. The Board noted that it had received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The Board was provided with the performance matrix as of January 31, 2012 with periods from one month to five years, and determined that while in several periods the Fund did not outperform one or more of the indices, the Fund’s performance was generally competitive with the indices, particularly in light of high levels of volatility that prevailed in the financial markets. The Board also considered the continuing efforts made by Impulsora to address the discount between the Fund’s net asset value and market price, including the Fund’s MDP, the open market repurchase policy, and efforts to provide investors with more timely information about the Fund’s assets. Based on its review and Impulsora’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

The costs of advisory services provided and the level of profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, as well as the gross revenues and pre-tax profits earned by Impulsora. The Board also reviewed and considered comparative information supplied by Lipper Inc., which the Board noted showed that the effective investment advisory fee of the Fund remained competitive and lower than the weighted average of other comparable regional closed-end funds. The Board also reviewed and considered comparative information regarding investment advisory fees, including asset breakpoints, charged by comparable investment advisers. The Board also reviewed the actual dollar amount of the fees payable under the Agreement, as well as the fee as a percentage of assets under management. On the basis of this information, the Board concluded that the level of investment advisory fee is appropriate in light of the nature, extent and quality of services provided to the Fund, and that the overall expense ratio compared favorably to other similar funds and the anticipated profitability of the relationship between the Fund and Impulsora.

Whether the advisory fees reflect economies of scale and the extent to which economies of scale will be realized as the Fund grows. The Board determined that the investment advisory fees payable under the advisory arrangements already reflect potential future economies of scale

The Mexico Fund, Inc.

General Information

Continued

through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.00% of average net assets for assets up to and including $200 million, 0.90% of average net assets in excess of $200 million and up to $400 million, and 0.60% of average net assets for assets in excess of $400 million.

Other benefits to Impulsora from its relationship with the Fund (and any corresponding benefit to the Fund). The Board determined that other benefits described by Impulsora are reasonable and fair, and are consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to Impulsora due to the fact that it also serves, and receives an additional fee from, the Fund pursuant to the Fund Services Agreement with the Fund. With regard to brokerage, the Board noted that some brokers provide Impulsora with research in addition to brokerage services. With regard to benefits to the Fund, the Board considered the fact that Impulsora has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

Investment Policy Relating to Temporary Defensive Investments

The Fund generally invests at least 80% of its total assets in equity securities listed on the Mexican Stock Exchange, but may reduce its holdings in equity securities listed on the Mexican Stock Exchange below 80% of its total assets for temporary defensive purposes when unusual market or economic conditions occur.

Investment Policy Relating to Issuers Listed on the Mexican Stock Exchange and Organized Outside of Mexico

The Fund may invest up to 20% of its assets in issuers that are listed on the Mexican Stock Exchange, but which are organized outside of Mexico, provided each such issuer has a subsidiary organized in Mexico.

Concentration Policy

The Fund has a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2012, the only industry group that represented 20% or more of the value of the securities included in the IPC Index was the telecommunications industry group, with a weighting of 27.25% of the IPC Index. This industry group is composed of companies providing telephone services (both fixed and mobile). At the end of April 2012, 16.08% of the Fund’s net assets were invested in the communications sector. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may, at its discretion, choose not to

The Mexico Fund, Inc.

concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30, 2011 is available, without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

Reports and Proxy Statements are published on the Fund’s website, www.themexicofund.com, under the section “Investor Reports.” Stockholders will receive printed versions of the Fund’s semi-annual and annual reports. This information is also available in the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who wish to receive, electronically upon their dissemination, public reports and press releases regarding the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). The Fund publishes a Monthly Summary Report which is distributed via e-mail to interested investors and available on the Fund’s website; effective March 2010, the Fund also files the Monthly Summary Report with the SEC on Form 8-K.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is published daily in the Fund’s website on section “Price and NAV”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Distribution Reinvestment and Stock Repurchase Plan and Transfer Agent is:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

(877) 573-4007

(718) 921-8124

www.amstock.com/main

The Mexico Fund, Inc.

General Information

Continued

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution and Reinvestment and Stock Purchase Plan (“the Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)	Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through the Plan Agent, American Stock Transfer & Trust Company, LLC (“AST”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a transaction fee of $2.50 and $0.10 commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s Managed Distribution Plan can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may now enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the Securities and Exchange Commission or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department

PO Box 922

Wall Street Station

New York, NY 10269-0560

The Mexico Fund, Inc.

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information, or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan without penalty at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances. Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302

The Mexico Fund, Inc.

General Information

Concluded

Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2012 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2012

(Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 97.15%
	Airports
1,000,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	$8,158,184	2.25%

	Beverages
1,865,000	Arca Continental, S.A.B. de C.V.	9,507,950	2.62
540,000	Coca-Cola Femsa, S.A.B. de C.V. Series L (a)	5,743,727	1.59
3,850,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	31,326,166	8.65
1,400,000	Grupo Modelo, S.A.B. de C.V. Series C	9,896,947	2.73

		56,474,790	15.59

	Building Materials
18,000,000	Cemex, S.A.B. de C.V. Series CPO (a)	13,002,682	3.59

	Chemical Products
3,054,545	Alpek, S.A. de C.V. Series A (a)	6,748,651	1.86
3,500,000	Mexichem, S.A.B. de C.V.	13,028,810	3.60

		19,777,461	5.46

	Construction and Infrastructure
3,000,000	Empresas ICA, S.A.B. de C.V. (a)	5,433,922	1.50

	Consumer Products
6,600,000	Kimberly-Clark de México, S.A.B. de C.V. Series A	13,471,147	3.72

	Financial Groups
1,470,000	Banregio Grupo Financiero, S.A.B. de C.V. Series O	4,178,633	1.15
4,660,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	22,600,429	6.24

		26,779,062	7.39

	Food
4,820,000	Grupo Bimbo, S.A.B. de C.V. Series A	11,497,445	3.17
1,500,000	Grupo Herdez, S.A.B. de C.V.	3,324,445	0.92

		14,821,890	4.09

	Health Care
3,600,000	Genomma Lab Internacional, S.A.B. de C.V. Series B (a)	6,357,482	1.76

	Holding Companies
1,000,000	Alfa, S.A.B. de C.V. Series A	14,289,886	3.95
1,620,000	Grupo Carso, S.A.B. de C.V. Series A1	5,415,479	1.49

		19,705,365	5.44

	Housing
1,300,000	Urbi Desarrollos Urbanos, S.A.B. de C.V. Series (a)	1,370,661	0.38

	Media
4,150,000	Grupo Televisa, S.A.B. Series CPO	18,200,719	5.03

See Notes to Financial Statements.

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2012

(Unaudited) Concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - concluded
	Mining
7,711,782	Grupo México, S.A.B. de C.V. Series B	$23,818,002	6.58%
105,500	Industrias Peñoles, S.A.B. de C.V.	4,937,527	1.36

		28,755,529	7.94

	Retail
80,000	First Cash Financial Services, Inc. (a)	3,276,799	0.91
2,000,000	Grupo Comercial Chedraui, S.A.B. de C.V. Series B	5,190,314	1.43
1,300,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	10,313,924	2.85
10,000,000	Wal-Mart de México, S.A.B. de C.V. Series V	28,625,881	7.90

		47,406,918	13.09

	Steel
315,400	Ternium, S.A. (a)	7,481,258	2.07

	Stock Exchange
3,200,000	Bolsa Mexicana de Valores, S.A.B. de C.V. Series A	6,403,590	1.77

	Telecommunications Services
41,000,000	América Móvil, S.A.B. de C.V. Series L	54,728,842	15.11
250,000	NII Holdings, Inc. (a)	3,498,697	0.97

		58,227,539	16.08

	Total Common Stock (Identified cost - $278,895,431)	$351,828,199	97.15%

Securities Principal Amount	SHORT-TERM SECURITIES – 5.13%
	Repurchase Agreements
$10,915,525	BBVA Bancomer, S.A., 4.47%, dated 04/30/12, due 05/02/12 repurchase price $10,919,591 collateralized by Bonos del Gobierno Federal. Value of collateral $10,984,696	$10,915,525	3.01%
	Time Deposits
7,664,884	Comerica Bank, 0.12%, dated 04/30/12, due 05/01/12	7,664,884	2.12

	Total Short-Term Securities (Identified cost - $18,580,409)	18,580,409	5.13

	Total Investments (Identified cost - $297,475,840)	370,408,608	102.28
	Liabilities in Excess of Other Assets	(8,260,254)	(2.28)

	Net Assets Equivalent to $27.10 per share on 13,362,856 shares of capital stock outstanding	$362,148,354	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2012 (Unaudited)

Assets:
Investments:
Securities, at value:
Common stock (identified cost - $278,895,431)	$351,828,199
Short term securities (identified cost - $18,580,409)	18,580,409

Total investments (identified cost - $297,475,840)	$370,408,608
Dividends receivable	314,397
Receivables from securities sold	1,038,538
Interest receivable	4,605
Prepaid expenses	81,906

Total assets	371,848,054

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	319,193
Accrued expenses and other liabilities	174,519
Payables for securities purchased	9,205,988

Total liabilities	9,699,700

Net Assets - Equivalent to $27.10 per share on 13,362,856 shares of capital stock outstanding	$362,148,354

Composition of Net Assets:
Common Stock	$13,362,856
Additional paid-in capital	265,891,712
Accumulated net investment income	1,022,263
Accumulated net realized gain on investments	8,977,933
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency	72,893,590

$362,148,354

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Net Investment Income:
Income:
Dividends	$3,173,341
Interest	314,973

Total income	$3,488,314

Expenses:
Investment advisory fee	1,646,192
Administrative services	228,884
Legal fees	201,306
Directors’ fees	142,874
Audit and tax fees	79,283
Printing, distribution and mailing of stockholder reports	73,067
Directors’ and Officers’ expenses	44,686
Stockholders’ information	36,301
Insurance	31,667
Custodian fees	26,622
Miscellaneous	25,596
Chief Compliance Officer fees	15,000
Transfer agent and dividend disbursement fees	14,100
Stock exchange fees	12,567

Operating expenses	2,578,145

Net investment income	910,169

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	18,921,899
Net realized gain from foreign currency transactions	111,723

Net realized gain on investments and foreign currency transactions	19,033,622
Increase (decrease) in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized appreciation on investments	22,248,323
Decrease in net unrealized appreciation on translation of assets and liabilities in foreign currency	(162,514)

Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	22,085,809

Net Increase in Net Assets Resulting from Operations	$42,029,600

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$910,169	$3,263,636
Net realized gain on investments and foreign currency transactions	19,033,622	39,474,183
Increase (Decrease) in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	22,085,809	(57,322,282)

Net increase (decrease) in net assets resulting from operations	42,029,600	(14,584,463)
Dividends to stockholders from net investment income	(1,715,791)	(1,361,414)
Distributions to stockholders from net realized gain on investments	(17,215,368)	(39,280,050)

	23,098,441	(55,225,927)

From Capital Share Transactions:
Repurchase of stock (Note 7)	—	(1,061,468)

	—	(1,061,468)

Total increase (decrease) in net assets	23,098,441	(56,287,395)

Net Assets:
Beginning of period	339,049,913	395,337,308

End of period (including accumulated net investment income of $1,022,263 and $1,716,162 respectively)	$362,148,354	$339,049,913

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31,
		2011	2010		2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$25.37	$29.50	$22.97		$19.41	$51.23	$42.43

Net investment income *	0.07	0.24	0.17		0.06	0.15	0.54
Net gain (loss) on investments and translation of foreign currency *	3.08	(1.34)	8.48		6.71	(24.61)	15.45

Total from investment operations *	3.15	(1.10)	8.65		6.77	(24.46)	15.99

Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.13)	(0.10)	(0.11)		(0.06)	(0.65)	(0.34)
Distributions to stockholders from net realized gain on investments	(1.29)	(2.94)	(2.24)		(3.25)	(6.52)	(3.64)

Total dividends and distributions	(1.42)	(3.04)	(2.35)		(3.31)	(7.17)	(3.98)

Capital Share Transactions:
Effect on NAV of stock repurchased	—	0.01	0.21		0.10	0.01	0.03
Payment of short-swing profit (Note 5)	—	—	0.02		—	—	—
Capital charge resulting from issuance of fund shares	—	—	—		—	(0.20)	(3.24)

Total capital share transactions	—	0.01	0.23		0.10	(0.19)	(3.21)

Net asset value, end of period	$27.10	$25.37	$29.50		$22.97	$19.41	$51.23

Market value per share, end of period	$24.58	$23.53	$26.87		$20.07	$16.56	$45.20

Total investment return based on market value per share **	10.82%	(1.76)%	47.13%		48.59%	(54.43)%	37.03%
Ratios to Average Net Assets:
Expenses ****	1.50%	1.42%	1.47	%***	1.72%	1.15%	1.07%
Net investment income ****	0.53%	0.83%	0.64%		0.35%	0.38%	1.26%
Supplemental Data:
Net assets at end of period (in 000’s)	$362,148	$339,050	$395,337		$330,232	$351,311	$974,746
Portfolio turnover rate	24.32%	25.18%	29.96%		51.15%	23.91%	35.70%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported, and is not annualized for periods less than one year. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. For fiscal 2007, the total return was calculated assuming a sale of the rights received on March 26, and reinvested in stock at the closing market price of that date. If the distribution corresponding to long-term capital gains in fiscal 2007 were taken in stock, which was issued at $38.95 per share, the total return would have been 37.16%. If the distribution corresponding to long-term capital gains in fiscal 2008 were taken in stock, which was issued at $32.92 per share, the total return would have been (56.64)%.
***	Net of expense reimbursement representing 0.02%.
****	Annualized for periods less than one year.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 20112

(Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ and the New York Stock Exchange are valued at the NASDAQ official closing price and the last sale price, respectively. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 20112

(Unaudited) Continued

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$351,828,199	—	—	$351,828,199
Short Term Investments (b)	—	$18,580,409	—	$18,580,409
Total Investments in Securities	$351,828,199	$18,580,409	—	$370,408,608

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments.
(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund´s valuation technique for short-term investments, using cost plus accrued interest which approximates market value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservables inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management does not expect ASU No. 2011-04 to have a material impact on the Fund´s financial statements.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2012 was Ps.13.0127 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Mexico Fund, Inc.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2012 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund’s federal income tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 20112

(Unaudited) Continued

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing around 29% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year.

The Mexico Fund, Inc.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2012 were as follows:

Purchases
Common Stock	$79,403,053

Total Purchases	$79,403,053

Proceeds from Investments Sold
Common Stock	$82,043,128

Total Sales	$82,043,128

5.	Capital Stock:

At April 30, 2012, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 13,362,856 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund´s transfer agent otherwise.

6.	Distributions to Stockholders:

On August 12, 2008, the Fund received authorization from the Securities and Exchange Commission (“SEC”) which permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The Board of Directors has authorized quarterly distributions under its Managed Distribution Plan (“MDP”) to an annual rate of 10% of net asset value.

The tax character of distributions paid during the fiscal year ended October 31, 2011 were as follows:

2011
Distributions paid from:
Ordinary income	$6,432,584
Long term capital gains	34,208,880

Total distributions paid	$40,641,464

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 20112

(Unaudited) Concluded

As of April 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long term capital gains	$13,296,530
Undistributed ordinary income	1,022,263
Unrealized appreciation	68,576,343

Total accumulated earnings	$82,895,136

As of April 30, 2012, the cost of investments for federal income tax purposes was $301,793,082. Gross unrealized appreciation of investments was $77,686,816 and gross unrealized depreciation of investments was $9,071,289, resulting in net unrealized appreciation on investments of $68,615,527, excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals and different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchases:

In June 2009, the Board authorized the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV. During the year ended October 31,2011, the Fund repurchased 38,889 shares at a cost of $1,061,468. These shares were repurchased at an average price of $27.29 per share, which represented an average discount of 10.48%. During the six months ended April 30, 2012, the Fund did not repurchase shares in the open market.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of boards of directors of certain companies held in the Fund´s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund´s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Mexico Fund, Inc.

10.	Subsequent Events:

Subsequent to April 30, 2012, the Fund declared a distribution of $0.5960 per share payable on July 26, 2012 to stockholders of record on July 19,2012.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from November 1, 2011 to April 30, 2012(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
November 1, 2011 to November 30, 2011	0	n.a.	0	1,336,286
Month # 2
December 1, 2011 to December 31, 2011	0	n.a.	0	1,336,286
Month # 3
January 1, 2012 to January 31, 2012	0	n.a.	0	1,336,286
Month # 4
February 1, 2012 to February 29, 2012	0	n.a.	0	1,336,286
Month # 5
March 1, 2012 to March 31, 2012	0	n.a.	0	1,336,286
Month # 6
April 1, 2012 to April 30, 2012	0	n.a.	0	1,336,286

Total	0	n.a.	0	1,336,286

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b)	At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b)	A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

(c)	Copies of the Registrant’s notices to shareholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Jośe Luis Gómez Pimienta
Jośe Luis Gómez Pimienta
President and Principal Executive Officer

Date: July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Jośe Luis Gómez Pimienta
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: July 3, 2012

By*	/s/ Alberto Osorio
Alberto Osorio Senior Vice President, Treasurer and Principal Financial Officer

Date: July 3, 2012

*	Print the name and title of each signing officer under his or her signature.